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                                                                    Exhibit 10.3


                              CONSIGNMENT AGREEMENT


         THIS AGREEMENT, made this 1st day of January, 2001, ("Effective Date") by and between ERAMET MARIETTA INC., a Delaware corporation ("Consignor") and SPECIAL METALS CORP. with principal places of business located at Huntington, W.V. and New Hartford, N.Y. ("Consignee").


         WHEREAS, Consignor manufactures, fabricates and distributes certain manganese and chromium products, as set forth on Exhibit A hereto (the "Products"); and

         WHEREAS, Consignee desires to receive from the Consignor, Products for sale and storage at facilities owned and maintained by Consignee at the locations set forth on Exhibit B hereto (the "Facility" or collectively, the "Facilities"), and Consignor desires to consign to Consignee the Products for sale and storage at the Facilities upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions, stipulations and agreements herein contained, the adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.       Consignment of Products.

         (a) Consignor shall ship to Consignee, FOB Consignee's Facilities, on consignment, the Products set forth on Exhibit A, hereto. Exhibit A also sets forth the price and other terms for sale not provided for below for each type of Product consigned to Consignee, including the total consideration due to Consignee for each Product sold. Any and all additional Products delivered by Consignor to Consignee shall be described on additional Exhibits to this Agreement and upon the acceptance of the terms of such Exhibits by the Consignee, as shall be evidenced by the signature of an authorized officer of the Consignee on such Exhibits, shall be made a part of this Agreement. All Products so delivered are subject to all the terms and conditions hereto.

         (b) Consignee shall receive the Products and shall store them at the Facilities, or such other place as the parties may agree in writing, in a careful and proper manner, in an area specifically designated and set aside for such Products, segregated and identified in the manner set forth in Paragraphs 6 and 11 below, as to protect the Products from damage, loss or deterioration.

         (c) Consignee shall: (i) identify such Products as the property of the Consignor; (ii) pay all expenses incident to the storage and sale of the Products, including, but not limited to all
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                  expenses of carting, handling, storage, selling, delivering to customers, and using the Products, and all taxes and other charges assessed and levied on the Products while in the Consignee's possession; and (iii) promptly issue a written receipt for the Products received by it, specifying the type, quantity and condition of the Products and the Facility at which the Products are stored.


2.       Title to Products.

         (a) Consignee agrees to accept possession of the Products on consignment only, and to sell the Products on behalf of the Consignor. Title to the Products shall remain in the Consignor until the Products are sold, at which time title shall pass from the Consignor to the purchaser of the Products. Consignee shall at no time be deemed a purchaser of the Products or to have any interest therein, legal or equitable unless the Consignee purchases such Products for its own account or uses the Products for its own account. If the Consignee purchases or uses the Products for its own account, then at such time the Consignee shall be deemed to be the purchaser of the Products and title for such Products shall pass to the Consignee.

         (b) Consignee shall have the right to display the Products solely in connection with their sale in the ordinary course of the Consignee's business, and shall have the power to transfer Consignor's rights to the Products only to a buyer in the ordinary course of business who takes physical possession of the Products or who directs that the Products be removed from consignment to another location.

3. Loss or Damage to Products. Consignee shall be responsible to and shall reimburse Consignor for all loss and expense to the Consignor resulting from damage to or loss, theft, deterioration, contamination or destruction of the Products, or from levy or attachment of any court process or lien thereon, while in Consignee's possession and until such time as title passes from the Consignor by reason of sale of the Products or use by the Consignee thereof and proceeds from the sale or use have been accounted for and remitted to the Consignor.

4. Report of Sales. Within three (3) days after the last day of each calendar month, Consignee shall deliver a report ("Monthly Report") to the Consignor (i) listing all sales and uses of the Products made by the Consignee as of the last day of the previous calendar month in units of Products sold and/or used and location of sale and/or use; and
         (ii) an inventory of the Products as of the last day of the previous calendar month. In addition, the Monthly Report shall indicate the locations where the Products are situated and the amounts and categories at such location. The Monthly Report shall be delivered to the Consignor by facsimile, at 412-262-8762, 8763 or 8764, or by such other method agreed to by the parties.

5. Invoices. Within ten (10) days following receipt of each Monthly Report, Consignor shall deliver an invoice to the Consignee ("Invoice") by facsimile, at 304-526-5984 for Huntington and 315-798-6802 for New Hartford, or by such other method agreed to by the parties, covering the sales and/or uses shown in the Monthly Report for the previous calendar month, in accordance with the prices set forth on Exhibit A or such later Exhibit as may contain prices with respect to the Products sold. Consignee agrees to pay to Consignor the amounts set forth on each Invoice, as calculated herein, without regard to whether or not the Consignee has received payment, in part
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         or in full for such Products and which amounts shall, unless otherwise agreed to in writing by the parties, be due and owing by the Consignee to Consignor on the last day of the month in which such Invoice is delivered.



6. Records; Segregation of Products. Consignee shall keep a true record of the Products in its possession under consignment and shall give the representatives of Consignor access to such records on demand. Consignee shall permit such representatives, at reasonable times, to make inventories of the Products in possession of the Consignee. Using commercially reasonable efforts, Consignee shall keep the Products on consignment hereunder in such a manner that they shall be distinguishable and segregated from other goods of the Consignee.

7.       Liens, Encumbrances and Indemnity.

         (a) Consignee shall maintain the Products free and clear of and from all liens and encumbrances of any nature whatsoever. Consignee shall indemnify and hold harmless Consignor from and against any loss, cost or damage to the Products, including but not limited to, reasonable attorneys fees incurred by Consignor in the event that the Consignee breaches this Paragraph 7.

         (b) In order to induce the Consignor to enter into this Agreement, Consignee hereby represents and warrants, with the knowledge that the Consignor will rely on such a representation and warranty, that the only parties who have or who may claim a security interest in the inventory of the Consignee are set forth on Exhibit C, hereto.

8. No Authority to Act for Consignor. Consignee shall conduct the entire business of selling/using the Products in Consignee's name and at Consignee's cost and expense, and nothing contained herein shall authorize or empower Consignee to assume or create any obligation or responsibility whatsoever, expressed or implied, on behalf of or in the name of Consignor, or to bind Consignor in any manner, or make any representation, warranty, or commitment on behalf of Consignor.

9. Term. This Agreement shall remain in force, commencing on the Effective Date, until either party gives to the other party thirty (30) days' written notice of its intention to terminate this Agreement. During the thirty (30) days after such notice, Consignee shall continue to sell, in accordance with the other terms of this Agreement, the Products in its possession and make deliveries of all Products sold in accordance with this Agreement. Upon the expiration of such thirty (30) days, this Agreement shall terminate. Notwithstanding any of the foregoing, Consignor may terminate this Agreement without prior notice in the event that Consignee violates any term of this Agreement or in the event that Consignor becomes dissatisfied with the financial stability of the Consignee, and Consignor shall in any event have the right to remove Products from the Facilities of the Consignor or any other locations where the Products may be located, at any time whatsoever. Upon termination of this Agreement, Consignee shall return all Products to Consignor or to Consignor's nominee in accordance with Consignor's instructions and shall pay Consignor for all Products not returned, at the prices for such Products specified in Exhibit A or
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         such other Exhibits as may be applicable. The expense of the return of the Products shall be borne by the Consignee.

10. Consignor's Rights in the Event of Consignee's Insolvency or Failure to Pay. If Consignee shall become insolvent or admit in writing its inability to pay its debts as they mature; or if Consignee applies for, or consents to, or acquiesces in the appointment of a trustee or receiver for itself or any of its properties or assets; or, in the absence of any such action, if a trustee or receiver is appointed for Consignee or for a substantial part of its properties or assets; or if any bankruptcy, reorganization, debt arrangement or any other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Consignee, and, if instituted against the Consignee, is consented to or acquiesced to by Consignee, or if Consignee fails to make payment when due of any sum owing to Consignor pursuant to this Agreement; then and in any such event, Consignor may, without further notice to Consignee, remove or cause to be removed Consignor's Products from the Facilities and all other locations of Consignee and Consignee shall forthwith pay Consignor in full for any amounts owing to Consignor.

11. Identification. Consignee shall place and maintain at all times during the term of this Agreement, at or adjacent to the place where Consignor's Products are kept, one or more notices, conspicuously displayed, identifying the Products as belonging to Consignor and reading as follows:

                  All products of ERAMET MARIETTA INC. stored here belong to, ERAMET MARIETTA INC. and are in the possession of the undersigned on consignment only.

12. Assurances of Title. Consignee agrees to execute all appropriate documents required by Consignor properly to evidence that Consignor is the legal owner of the Products consigned to Consignee, including Uniform Commercial Code financing statements which designate Consignor as owner of the Products, and such further documents as may be required by Consignor to implement Paragraph 13 below. Consignor is hereby authorized to execute and file financing statements without Consignee's signature in any jurisdiction in which such procedure is authorized.

13.      Security Interest.  Deleted by agreement of the two parties.

14. Force Majeure. No liability hereunder shall result to either party from delay in performance or nonperformance caused by circumstances beyond the control of the party affected, including, but not limited to, act of God, fire, flood, war, government regulation, direction, or request, accident, strikes or labor problems or shortage or inability to obtain material, equipment, or transportation, or by impracticability of performance, except nothing herein contained shall excuse the Consignee of its liability to pay for Products sold, used, retained, levied against or unaccounted for after said Products are in its possession.

15. Trademarks and Trade Names. Consignee shall neither register nor use any of Consignor's trademarks or trade names without Consignor's prior written approval, nor shall it repack or relabel any Products or resale under any other trademark or trade name, except upon prior written approval by the Consignor.
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16.      Independent Contractors. It is understood and agreed between the
         Consignor and Consignee that nothing herein contained shall create a relationship of employer and employee or principle and agent between the parties hereto and that the parties are and shall remain independent contractors.

17.      Miscellaneous Provisions.

         (a) Governing Law. This Agreement and the transactions contemplated herein shall be governed by, interpreted, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws provisions that would require the application of the substantive law of any other jurisdiction.

         (b) Entire Agreement. This Agreement, and the Exhibits, hereto and any subsequent Exhibits attached hereto pursuant to Paragraph 1 of this Agreement, constitute the entire agreement between the parties relating to the consignment of the Products hereunder.

         (c) Amendments and Modifications. This Agreement shall not be modified, amended or changed in any respect except in writing duly signed by an authorized officer of each of the parties hereto.

         (d) Assignment. Consignee may not assign any of its rights under this Agreement without the prior written consent of Consignor.

         (e) Captions. The captions in this Agreement are solely for the purposes of reference and shall not in any manner alter or vary the interpretation or construction of this Agreement.

         (f) Successors. This Agreement shall extend to and be binding upon the successors and permitted assigns of the parties hereto.

         (g) Nonwaiver. The specified remedies to which Consignor may resort under the terms of this Agreement are cumulative and are not intended to be exclusive of any other remedies or means or redress to which Consignor may be lawfully entitled in case of any breach or threatened breach by Consignee of any provisions of this Agreement. The failure of Consignor to insist in any one or more instances upon the strict performance of any of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment for the future of such term or condition.

18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. Notices. Any notice permitted or required to be given to the other party shall be deemed sufficient if mailed by certified or registered mail, return receipt requested, to the other party as follows; or by facsimile at the numbers provided in Paragraphs 4 and 5 hereto.

         (A)      If to Consignee:
                  Special Metals Corp.
                  3200 Riverside Drive
                  P.O. Box 1958
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                  Huntington,  WV  25720
                  Attention:  Mr. Daniel R. Wolfe

         (B)      If to Consignor:
                  Eramet Marietta Inc.
                  PO Box 1198
                  333 Rouser Road
                  Coraopolis,  PA  15108

or at such other addresses as the parties shall designate in writing to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement on the day and year first above written.

ATTEST:                                ERAMET MARIETTA, INC.

/s/   Carol J. Klimke     7/18/01      By: /s/  R. D. Craig              7/18/01
---------------------------------          -------------------------------------
Secretary                                       President
(Corporate Seal)


ATTEST:                                ERAMET NORTH AMERICA

/s/   Carol J. Klimke     7/18/01      By: /s/  Stephen R. Wilkinson     7/18/01
---------------------------------          -------------------------------------
Secretary                                       President
(Corporate Seal)


ATTEST:                                SPECIAL METALS CORPORATION

/s/   Sharon L. Miazga                 By: /s/  T. Grant John            7/25/01
---------------------------------          -------------------------------------
Assistant  Secretary                            President
(Corporate Seal)

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                                    EXHIBIT A

                             DESCRIPTION OF PRODUCTS
             (including type, description, price and terms of sale)



1.   ELECTROLYTIC CHROMIUM METAL - VACUUM GRADE

2.   ELECTROLYTIC CHROMIUM METAL - REGULAR GRADE (FLAKE)
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                                    EXHIBIT B

                                   FACILITIES


1. Special Metals Corporation, "Huntington Operations", 3200 Riverside Drive, P.O. Box 1958, Huntington, WV 25720

2. Special Metals Corporation, "New Hartford Operations", 4317 Middle Settlement Road, New Hartford, NY 13413-5392
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                                    EXHIBIT C

              PARTIES WHO HAVE OR WHO MAY CLAIM A SECURITY INTEREST
                            IN CONSIGNEES' INVENTORY



1.   Credit Lyonnais, 1301 Avenue of the Americas, New York, NY 10019-6022